Howard Weil 40 th Annual Energy Conference March 26, 2012 Howard Weil 40 th Annual Energy Conference March 26, 2012 Exhibit 99.1 Dril-Quip, Inc.

The information furnished in this presentation contains “forward-looking statements”
within the meaning of the Federal Securities laws. Forward-looking statements include goals, projections, estimates, expectations, forecasts, plans and objectives, and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation.
Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation.
Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein.
Forward-Looking Statements

• Pure play in worldwide offshore market • Emphasis on deep water • Strong balance sheet • Strong backlog • Superior margins • Positioned for growth DRQ - Investment Highlights

Rig Count Source: ODS-Petrodata
Active Floating Rigs
Revenue
Consistent Track Record of Growth
$0
$100
$200
$300
$400
$500
$600
$700
-
50
100
150
200
250
300
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Strong Global Presence
Worldwide offices located near key demand centers
Worldwide offices located near key demand centers
Dril-Quip manufacturing,
sales and service
Dril-Quip sales
and/or service
World Headquarters
Houston, Texas
Asia Pacific Headquarters
Singapore
Brazil
Dril-Quip sales
representatives
Eastern Hemisphere Headquarters
Aberdeen, Scotland

Suppliers | Offshore Operators

Subsea Equipment
Specialty Connectors
Mudline Suspension
Subsea Wellheads
Tie-Back Connectors
Template Systems
Subsea Trees
Control Systems
Subsea Manifolds
Production Risers
Liner Hangers
Completion Risers
Surface Equipment
Surface Wellheads
Surface Trees
Riser Tensioners
Offshore Rig Equipment
Drilling Risers
Wellhead Connectors
Diverters
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
12
13
Platform
Jack-Up
FPSO
TLP
Spar
Drillship
Semi
4
5
2
1
10
12
17
2
1
10
9
4
9
4
3
1
10
17
15
7
6
13
12 14
3
8 1
10
13
12
17
9
4
3
1
10
17
15
16
3
1
10
8
7 6
17
14
Services Reconditioning, Rental Tools,   Field Installation
15
14
Product and Services Summary
11
11
16

Utilized on subsea wells drilled by floating rigs • Specialty Connectors • Subsea Wellheads • Liner Hangers Subsea Well Systems

Utilized by Spars and TLPs Surface Trees Surface Wellheads Riser Tensioners Production Risers Tie-Back Connectors Subsea Wellheads Specialty Connectors Liner Hangers Dry Tree Completion Systems

Utilized with FPSO and Subsea Developments • Subsea Trees • Control Systems • Subsea Manifolds • Subsea Wellheads • Specialty Connectors • Liner Hangers Subsea Completion Systems

Utilized on Drilling Rigs • Drilling Risers • Wellhead Connectors • Diverters Offshore Rig Equipment

Source:  IHS Petrodata, BofA Merrill Lynch, Quest QSDB
Total Subsea Wells Drilled
Working Floating Rigs
0
50
100
150
200
250
300
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
0
100
200
300
400
500
600
700
800
Total Floating Rigs
Wells Drilled from Floating Rigs Tree Startups

Growth of Floating Rig Fleet Source: IHS Petrodata, March 21, 2012 Assumes no attrition of rig fleet

Source: Quest Floating Production Database, Mar 21, 2012 FPSO, SPAR and TLP Awards Worldwide Floating Production Units Forecast

Source: Quest Subsea Forecast Awards, Feb 20, 2012 Subsea Tree Awards Forecast Base Case Worldwide Subsea Tree Forecast

Assets
Current assets $    799 $ 688
Property, plant and equipment, net 275 247
Other assets 12 13
Total assets $ 1,086 $    948
Liabilities and Stockholders’ Equity
Current liabilities $    151 $    111
Long-term debt - -
Deferred taxes 10 9
Total liabilities 161 120
Stockholders’ equity 925 828
$ 1,086 $    948
(Millions of USD)
Dec. 31,         Dec. 31,
2011             2010
Condensed
Consolidated Balance Sheets

•
Consistent revenue
and backlog
growth
Revenue ($mm)
Worldwide Revenues and Backlog
Backlog ($mm)
601
566
540
543
496
2011 2010 2009
2008
2007
0
200
400
600
800
2011
2010 2009
2008
2007
0
200
400
600
800
716
627
563
603
429

EBIT (Operating Income) Margin * (%)
Net Income Margin ** (%)
* Represents Operating Income divided by Revenue
** Represents Net Income divided by Revenue
•
Superior margins due
to:
- Vertical integration
- Machine rebuilding
Proven Track Record of Profitability
21.6
24.5
26.3
26.1
27.9
2011 2010
2009
2008 2007
0
5
10
15
20
25
30
2011 2010
2009
2008 2007
0
5
10
15
20
25 21.8
19.5
19.5
18.1
15.8

Finishing
Operations
Houston
Finishing
Operations
Finishing
Operations
Finishing
Operations
Purchase Raw
Materials
Forge
Heat Treat
Rough
Machine
Aberdeen Singapore Brazil
Vertically Integrated Manufacturing

Machine Rebuilding Purchase used Rebuild in-house with new CNC controls Purpose built machines Resulting in reduced capital expenditures machines

Macaé, Brazil (11 acres)
Houston Eldridge
(218 acres)
Manufacturing Locations
Nine new machines
planned for 2012
Additional machine shop
complete
Brazil
Four new machines
planned for 2012
Additional forge
expansion in process
Headquarters expansion
complete
Houston

Singapore (11 acres)
Aberdeen, Scotland (24
acres)
Manufacturing Locations
Four new machines
planned for 2012
All machines relocated
by Q2 2012
New facilities complete
Singapore
Two new machines
planned for 2012
Seven acre site added in
Q4 2010 - Integrated
into Operation in 2011
Aberdeen

Machines and Machinists 1.00 1.10 1.20 1.30 1.40 150 200 250 300 350 400 1.50 Dec-09 Dec-10 Dec-11 Dec-08 Dec-06 Dec-07 Machines Machinists Ratio Dec-12E

2012 Planned Capital Expenditures • Machines • Rental Tools • Buildings • R&D Facilities • Other Total $60 (Millions of USD) $28 17 7 3 5

• Continued emphasis on the growing
deep water offshore sector
• Increase market share of dry tree and subsea
completion systems
– Expand engineering staff
– Expand project management and sales staff
– Utilization of recent facility expansions
• Continue introduction of new products
• Maintain strong financial position
Looking Ahead